UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

___________________________________________________________________

Date of report (Date of earliest event reported): January 19, 2007

DEBT RESOLVE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-29525	33-0889197
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

707 Westchester Avenue, Suite L7	10604
White Plains, New York	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (914) 949-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR   240.13e-4(c))

EXPLANATORY STATEMENT

On January 19, 2007, we completed the acquisition of First Performance Corporation and on January 24, 2007 filed a Form 8-K related to the acquisition.

This Amended Current Report on Form 8-K/A amends and restates Item 9.01 of the Current Report on Form 8-K related to the acquisition of First Performance Corporation, filed with the Commission on January 24, 2007. This Amended Current Report provides, among others, the information required by Item 9.01 - Financial Statements, Pro Forma Financial Information and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

In accordance with Item 9.01(a), the following are filed herewith and incorporated herein by reference:

1.	Financial Statements of First Performance Corporation (“First Performance”)

a.	Independent Auditors’ Report
b.	Consolidated Balance Sheets at December 31, 2006 and 2005
c.	Consolidated Statements of Operations for the Years ended December 31, 2006 and 2005
d.	Consolidated Statements of Changes in Stockholders’ Equity for the Years ended December 31, 2006 and 2005
e.	Consolidated Statements of Cash Flows for the Years ended December 31, 2006 and 2005
f.	Notes to Consolidated Financial Statements

 (b)           Pro Forma Financial Information.

In accordance with Item 9.01(b), the following are filed herewith and incorporated herein by reference. Our unaudited pro forma condensed combined financial statements as of September 30, 2006, for the nine months ended September 30, 2006, and for the year ended December 31, 2005 are filed herewith and incorporated herein by reference:

1.	Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements
2.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006
3.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months ended September 30, 2006
4.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 2005
5.	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(d)          Exhibits.

10.1	Stock Purchase Agreement, dated as of January 19, 2007, between Debt Resolve, Inc. and Lisa DiPinto, the sole stockholder of First Performance Corporation (1)

99.1	Press Release issued by Debt Resolve, Inc. on January 23, 2007 (1)

(1) Incorporated herein by reference to Current Report on Form 8-K filed January 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEBT RESOLVE, INC.

Date: April 4, 2007	By:	/s/ James D. Burchetta
James D. Burchetta
Co-Chairman and Chief Executive Officer

Debt Resolve, Inc.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder of
First Performance Corporation
and Subsidiary

We have audited the accompanying consolidated balance sheets of First Performance Corporation and Subsidiary as of December 31, 2006 and 2005, and the related consolidated statements of operations, changes in shareholder’s deficit, and consolidated statements of cash flows for the years then ended. These consolidated financial statements are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting, accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of First Performance Corporation and Subsidiary as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 12, the Company’s recurring losses from operations and working capital deficiency raise substantial doubt about its ability to continue as a going concern.

The accompanying consolidated financial statements do not include any adjustments to the consolidated financial statements that might be necessary should the Company not be able to continue as a going concern. On January 19, 2007, an unrelated third party purchased 100% of the common stock of the Company.

/S/ ACQUAVELLA, CHIARELLI, SHUSTER, BERKOWER & CO., LLP

Iselin, New Jersey
February 28, 2007

FIRST PERFORMANCE CORPORATION
AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31,

	2006	2005
A S S E T S
Current assets:
Cash and cash equivalents	$60,168	$168,010
Restricted cash	180,895	207,057
Accounts receivable - trade	448,418	590,736
Prepayments and other current assets	120,137	472,232
Total current assets	809,618	1,438,035
Furniture, fixtures and equipment, net	291,444	355,727
Intangible asset	-	322,044
Other assets	51,999	60,960
Deferred tax asset	-	1,309,250
Total assets	$1,153,061	$3,486,016
LIABILITIES AND SHAREHOLDER’S DEFICIT
Current liabilities:
Due to parent	$-	$4,688,806
Due to former shareholder	6,150,676	-
Accounts payable and other current liabilities	1,551,080	741,668
Due to shareholder	652,971	-
Collections payable	180,895	207,057
Total liabilities, all current	8,535,622	5,637,531
Shareholder’s deficit:
Common stock, par value $.10 per share, 10,000,000 shares
authorized, 100 shares issued and outstanding	10	10
Preferred stock, non-cumulative $.001 par value, 10,000,000 shares
authorized, none issued and outstanding	-	-
Accumulated deficit	(7,382,571)	(2,151,525)
Total shareholder’s deficit	(7,382,561)	(2,151,515)
Total liabilities and shareholder’s deficit	$1,153,061	$3,486,016

See notes to consolidated financial statements.

FIRST PERFORMANCE CORPORATION
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,

	2006		2005
		Percent of		Percent of
	Amount	Revenues	Amount	Revenues

Collection fee income	$6,087,637	100.00%	$8,047,909	100.00%

Collection expenses	4,872,658	80.04	4,730,084	58.77

Gross profit	1,214,979	19.96	3,317,825	41.23

Salaries	2,342,066	38.47	2,171,839	26.99

General and administrative expenses	2,438,783	40.05	2,250,378	27.96

Total operating expenses	4,780,849	(78.52)	4,422,217	54.95

Operating loss	(3,565,870)	(58.56)	(1,104,392)	(13.72)

Other expenses	321,428	5.28	91,162	1.13

Loss before taxes	(3,887,298)	(63.84)	(1,195,554)	(14.85)

Deferred tax benefit (expense)	(1,343,748)	22.07	679,897	8.45

Net loss	$(5,231,046)	(85.91)%	$(515,657)	(6.41)%

See notes to consolidated financial statements.

FIRST PERFORMANCE CORPORATION
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S DEFICIT

FOR THE YEARS ENDED DECEMBER 31,

	Total
	Shareholder’s	Common	Accumulated
	Deficit	Stock	Deficit

Balance-January 1, 2005	$(1,635,858)	$10	$(1,635,868)

Net loss	(515,657)	-	(515,657)

Balance-December 31, 2005	$(2,151,515)	$10	$(2,151,525)

	Total
	Shareholder’s	Common	Accumulated
	Deficit	Stock	Deficit

Balance-January 1, 2006	$(2,151,515)	$10	$(2,151,525)

Net loss	(5,231,046)	-	(5,231,046)

Balance-December 31, 2006	$(7,382,561)	$10	$(7,382,571)

See notes to consolidated financial statements.

FIRST PERFORMANCE CORPORATION
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,

	2006	2005
Operating activities:
Net loss	$(5,231,046)	$(515,657)
Adjustment to reconcile net income to
net cash used for operating activities:
Depreciation and amortization	428,153	479,930
Changes in operating assets and liabilities:
(Increase) decrease in restricted cash	26,162	(207,058)
Decrease in accounts receivable	142,318	71,131
(Increase) decrease in prepaid and other current assets	352,095	(185,262)
Decrease (increase) in deferred taxes	1,309,250	(580,037)
Increase in accounts payable and other current liabilities	809,412	59,842
Increase (decrease) in collections payable	(26,162)	207,058

Net cash used in operating activities	(2,189,818)	(670,053)

Investing activities:
(Increase) decrease in other assets	8,961	(11,152)
Additions of furniture, fixtures and equipment	(41,826)	(157,561)
Increase in due to related parties	2,114,841	977,795

Net cash provided by investing activities	2,081,976	809,082

Net increase (decrease) in cash	(107,842)	139,029

Cash and cash equivalents, beginning of year	168,010	28,981

Cash and cash equivalents, end of year	$60,168	$168,010

See notes to consolidated financial statements.

FIRST PERFORMANCE CORPORATION
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

1. Organization and Business

First Performance Corporation (the “Company”) and its wholly owned subsidiary, First Performance Recovery Corp. (“Subsidiary”), are organized under the laws of the State of Nevada.

First Performance Corporation and its subsidiary provide accounts receivable management for large national and regional companies throughout the United States. The subsidiary is a licensed collection agency in all 50 states.

2.	Summary of Significant Accounting Policies

(a) Principles of consolidation

The consolidated financial statements include the accounts of the Company and its subsidiary. All significant intercompany balances and transactions have been eliminated.

(b) Revenue recognition

The Company and its subsidiary generate revenues from contingent fees and contractual services. Contingent fee revenue is recognized upon collection of funds on behalf of clients. Contractual services revenue is recognized as services are performed and accepted by the client.

(c) Credit policy

The Company and its subsidiary have two types of arrangements under which contingent fee revenues are collected. For certain clients, funds collected on behalf of clients net of the related contingent fees are remitted while for other clients gross funds collected on behalf of clients are remitted and clients are billed separately for contingent fees. Management carefully monitors client relationships in order to minimize credit risk and generally collateral is not required. In many cases, in the event of collection delays from clients, management may, at its discretion, change from the gross remittance method to the net remittance method.

(d) Depreciation

Furniture, fixtures and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets.

FIRST PERFORMANCE CORPORATION
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

2. Summary of Significant Accounting Policies (Continued)

(e) Income taxes

The Company and subsidiary file a consolidated tax return for federal purposes, but file separate state income tax return. In accordance with the inter-corporate tax allocation policy, the Company and its subsidiary pay or receive amounts equivalent to federal income tax charges or credits based on separate company taxable income or loss using statutory rates.

The Company and its subsidiary are “C” corporations and pay taxes at the corporate level on a consolidated basis.

(f)	Statement of cash flows

For purposes of the statement of cash flows, the Company and its subsidiary considers all highly liquid accounts with a maturity of three months or less as cash equivalents.

(g)	Concentrations of credit risk

Financial instruments which potentially subject the Company and its subsidiary to concentrations of credit risk consist of cash and cash equivalents. The Company and its subsidiary places its temporary cash investments with quality, high credit financial institutions. At times, such investments, along with cash balances deposited with these institutions, exceeded the current insured amount required under the Federal Deposit Insurance Corporation.

(h)	Use of estimates in preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Restricted Cash

In the course of regular business activities as providers of accounts receivable collection services, the companies receive clients’ funds arising from the collection of accounts placed with them. These funds are placed in segregated cash accounts and are generally remitted to clients within thirty days. At December 31, 2006 and 2005, funds held on behalf of clients were $180,895 and $207,057, respectively, and are shown in collections payable for financial statement presentation.

FIRST PERFORMANCE CORPORATION
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

4. Fixed Assets

	2006	2005
Furniture, fixtures and equipment consists of the following:
Furniture and fixtures	$57,861	$57,861
Office and computer equipment	492,460	450,633
	550,321	508,494
Less: Accumulated depreciation	(258,877)	(152,767)
	$291,444	$355,727

Depreciation expense for the twelve months ended December 31, 2006 and 2005 was $106,109 and $85,396, respectively.

5.	Intangible Asset

On May 7, 2004, the Company purchased collection contract rights on a mortgage portfolio for $1,000,000. The purchase price is being amortized based on the total estimated revenue of approximately $6,210,000 to be collected over the mortgage portfolio’s life estimated to be thirty-six months.

The intangible asset consists of the following:

Collection contracts	$1,000,000	$1,000,000

Less: Accumulated amortization	(1,000,000)	(677,956)
	$-	$322,044

Amortization expense for the twelve months ended December 31, 2006 and 2005 was $322,044 and $394,534 respectively.

6.	Deferred Tax Asset

A deferred tax benefit based on a tax rate of 33% has been recorded on the consolidated balance sheet as of December 31, 2005, as a result of the Company and its subsidiary’s net operating loss carryforwards.

On December 31, 2005, the net operating loss carryforward was approximately $3,950,000 which is due to fully expire on September 30, 2026.

At September 30, 2006, it was determined that the deferred tax asset may not be utilized and the Company provided a full valuation allowance.

FIRST PERFORMANCE CORPORATION
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

7.	Employee Benefits

The employees of the Company and its subsidiary are covered under the 401(k) Savings Plan. Upon completion of certain eligibility requirements, employees are allowed to contribute up to 15% of their annual compensation. At the present time there is no company matching policy and all amounts contributed are at the discretion of the employees.

8.	Self-Insured Health Benefits

Effective May 1, 2004, the Companies established a self-insured health benefits plan for its employees. This plan is administered by a third party, and has stop loss provisions insuring losses beyond $100,000 per employee per year, and $1.9 million per year in the aggregate, subject to adjustment. As of December 31, 2006 and 2005, the Companies recorded a reserve for unpaid claims in the amount of $80,000 and $47,373, respectively, included in accrued liabilities in the Companies’ consolidated balance sheets. This amount represents the Companies’ estimate of claims incurred but not reported.

9.	Litigation Contingencies

The Company and its subsidiary are involved in certain legal matters that management considers incidental to its business. Management has evaluated pending and threatened litigation as of December 31, 2006 and 2005 and does not believe exposure to be material.

10.	Related Party Transactions

In September 2006, as part of an exchange of stock, 100% of the shares of common stock of the Company, which were owned by the former parent, were transferred to an individual who had been a majority owner of the former parent.  In return for this and other consideration, this individual gave up ownership interest in the former parent.  At the time of the exchange of stock, the liability owed to the parent company was $6,107,089.  At December 31, 2006 and 2005, this liability, now classified as due to the former shareholder, was $6,150,676 and $4,688,806, respectively. At December 31, 2006, the amount due to the 100% owner was $652,971.  These amounts were excluded from the liabilities assumed in connection with the stock purchase agreement referred to in note 13.

FIRST PERFORMANCE CORPORATION
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

11.	Concentrations

For the years ended December 31, 2006 and 2005, the majority of the Company’s and its subsidiary’s revenues were from one or two major customers approximating as follows:

		Percent of		Percent of
	2006	Revenues	2005	Revenues

Company - One customer	$1,027,000	82%	$1,145,000	87%

Subsidiary - Two customers	$2,306,000	48%	$2,666,000	40%
	$934,000	19%	$2,856,000	42%

12.	Going-Concern Issues Arising from Recurring Losses and Cash Flow Problems

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying consolidated financial statements, the Company has incurred recurring losses from operations and as of December 31, 2006 the Company’s current liabilities exceeded its current assets by $7,726,004 and its total liabilities exceeded its total assets by $7,382,561. The accompanying consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. As discussed in note 13, on January 19, 2007 an unrelated third party purchased 100% of the common stock of the Company.

13.	Subsequent Event

Pursuant to a stock purchase agreement, dated January 19, 2007, Debt Resolve, Inc. acquired all of the outstanding common stock of the Company for $850,000, consisting of $500,000 in cash and 88,563 shares of restricted common stock of Debt Resolve Inc. valued at $350,000, as well as the assumption of specified liabilities. The shares of common stock issued by Debt Resolve Inc. are subject to an 18 month restriction and are forfeitable in the event of any claim for indemnification.

DEBT RESOLVE, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

INTRODUCTION TO THE UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2006 aggregates the consolidated balance sheet of Debt Resolve, Inc. and Subsidiaries (collectively "Debt Resolve" or the “Company”), and the consolidated balance sheet of First Performance Corporation and Subsidiary (collectively “First Performance”), as of September 30, 2006 to give effect as of such date to the Company's acquisition of First Performance, which occurred effective as of January 19, 2007.  In addition, the unaudited pro forma condensed consolidated balance sheet also gives effect as of September 30, 2006, to the Company’s initial public offering transaction, which occurred effective as of November 6, 2006. The accounting for these transactions is more fully described in the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

The following unaudited pro forma condensed consolidated statements of operations combines the results of operations of Debt Resolve for the nine months ended September 30, 2006 and for the year ended December 31, 2005, with the consolidated statements of operations for First Performance for the same periods, as if the acquisition had occurred as of January 1, 2005.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the separate historical financial statements of Debt Resolve as filed on Form 10-KSB for the year ended December 31, 2005, and the unaudited financial statements included in Form 10-QSB as of September 30, 2006 and for the nine months ended September 30, 2006, the separate historical audited financial statements of First Performance as of and for the years ended December 31, 2006 and 2005, included elsewhere herein this document. These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the consolidated financial position, had the acquisition of First Performance, occurred on the dates indicated above, or the consolidated results of operations which might have existed for the periods indicated or consolidated results of operations as they may be in the future.

For purposes of preparing Debt Resolve’s consolidated financial statements, a new basis will be established for the assets and liabilities of First Performance based upon the fair value thereof, including the costs of the acquisitions. The unaudited pro forma condensed consolidated balance sheet and statements of operations reflect management’s best estimate of the purchase price allocation; however, the final allocation may differ from the pro forma amounts.

DEBT RESOLVE, INC. AND SUBSIDIARIES
(A Development Stage Company)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2006

				Pro Forma		Pro Forma
	Debt	First		IPO		Acquisition
	Resolve	Performance	Notes	Adjustments	Notes	Adjustments	Combined
ASSETS
Current assets:
Cash	$15,944	$-	(a)	$11,182,909	(i)	$(500,000)	$6,856,977
			(e)	(3,841,876)
Restricted cash	-	46,127		-		-	46,127
Accounts receivable, net	32,422	501,074		-		-	533,496
Prepaid expenses and other
current assets	27,297	166,212		-		-	193,509

Total current assets	75,663	713,413		7,341,033		(500,000)	7,630,109

Fixed assets, net	116,663	318,238		-		-	434,901

Deferred offering costs	271,584	-	(f)	(271,584)		-	-
Deferred financing costs	132,502	-	(g)	(132,502)		-	-
Intangible assets -
trade name	-	-		-	(l)	60,000	49,500
					(n)	(10,500)
Intangible assets -
customer relationships	-	-		-	(l)	390,000	219,375
					(n)	(170,625)
Goodwill	-	-		-	(l)	786,035	786,035
Deposits and other assets	93,605	49,958		-		-	143,563

Total other assets	497,691	49,958		(404,086)		1,054,910	1,198,473

Total assets	$690,017	$1,081,609		$6,936,947		$554,910	$9,263,483

See notes to unaudited pro forma condensed consolidated financial statements.

DEBT RESOLVE, INC. AND SUBSIDIARIES
(A Development Stage Company)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2006

				Pro Forma		Pro Forma
	Debt	First		IPO		Acquisition
	Resolve	Performance	Notes	Adjustments	Notes	Adjustments	Combined
LIABILITIES AND
STOCKHOLDERS' EQUITY
(DEFICIENCY)
Current liabilities:
Accounts payable	$871,692	$1,631,265	(f)	$255,544	(j)	$(209,748)	$2,548,753
Accrued expenses	779,219	-	(e)	(539,295)		-	239,924
Collections payable	-	46,127		-		-	46,127
Due to former shareholder	-	6,107,089		-	(k)	(6,107,089)	-
Convertible notes, net of
deferred debt discount	4,763,912	-	(c)	1,522,733		-	-
			(d)	(909,883)
			(e)	(5,376,762)
Notes payable, net of deferred
debt discount	698,692		(c)	101,308		-	-
			(e)	(800,000)
Notes payable	300,000	-	(e)	(300,000)		-	-
Total liabilities	7,413,515	7,784,481		(6,046,355)		(6,316,837)	2,834,804
Commitments and
contingencies
Stockholders' equity
(deficiency):
Preferred stock	-	-		-		-	-
Common stock	2,970	10	(a)	2,500	(i)	89	6,546
			(e)	987	(m)	(10)
Additional paid in capital	14,306,457	-	(a)	11,180,409	(i)	349,911	37,455,379
			(b)	6,828,453
			(d)	909,883
			(e)	3,173,194
			(f)	(527,128)
			(h)	1,234,200
Accumulated deficit	(21,032,925)	(6,702,882)	(b)	(6,828,453)	(m)	6,702,882	(31,033,246)
			(c)	(1,624,041)	(n)	(181,125)
			(g)	(132,502)
			(h)	(1,234,200)
Total stockholders' equity
(deficiency)	(6,723,498)	(6,702,872)		12,983,302		6,871,747	6,428,679
Total liabilities and
stockholders' equity
(deficiency)	$690,017	$1,081,609		$6,936,947		$554,910	$9,263,483

See notes to unaudited pro forma condensed consolidated financial statements.

DEBT RESOLVE, INC. AND SUBSIDIARIES
(A Development Stage Company)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

					Pro Forma
	Debt	First			Acquisition	Pro Forma
	Resolve	Performance	Sub-Total	Notes	Adjustments	Combined

Revenues	$84,908	$4,760,627	$4,845,535		$-	$4,845,535
Collection expenses	-	3,865,167	3,865,167		-	3,865,167
Gross profit	84,908	895,460	980,368		-	980,368
Costs and expenses:
Payroll and related expenses	3,123,518	1,883,578	5,007,096		-	5,007,096
General and administrative expenses	2,762,100	1,997,447	4,759,547	(n)	77,625	4,837,172
Depreciation and amortization expense	39,487	260,467	299,954		-	299,954
Total expenses	5,925,105	4,141,492	10,066,597		77,625	10,144,222
Loss from operations	(5,840,197)	(3,246,032)	(9,086,229)		(77,625)	(9,163,854)
Other income and expense:
Net interest expense	(662,332)	(1,527)	(663,859)		-	(663,859)
Amortization of the
deferred debt discount	(3,017,944)	-	(3,017,944)		-	(3,017,944)
Amortization of deferred financing costs	(532,603)	-	(532,603)		-	(532,603)
Other income	4,500	5,452	9,952		-	9,952
Total other income (expense)	(4,208,379)	3,925	(4,204,454)		-	(4,204,454)
Loss before taxes	(10,048,576)	(3,242,107)	(13,290,683)		(77,625)	(13,368,308)
Income tax provision (benefit)	-	1,309,250	1,309,250	(o)	(1,309,250)	-
Net loss	$(10,048,576)	$(4,551,357)	$(14,599,933)		$1,231,625	$(13,368,308)
Basic and diluted net loss per share	$(2.95)					$(3.83)
Basic and diluted weighted average number
of common shares outstanding (see Note 4)	3,403,906		3,403,906	(i)	88,563	3,492,469

 See notes to unaudited pro forma condensed consolidated financial statements.

DEBT RESOLVE, INC. AND SUBSIDIARIES
(A Development Stage Company)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

					Pro Forma
	Debt	First			Acquisition	Pro Forma
	Resolve	Performance	Sub-Total	Notes	Adjustments	Combined

Revenues	$23,599	$8,047,909	$8,071,508		$-	$8,071,508
Collection expenses	-	4,730,084	4,730,084		-	4,730,084
Gross profit	23,599	3,317,825	3,341,424		-	3,341,424

Costs and expenses:
Payroll and related expenses	1,516,467	2,171,839	3,688,306		-	3,688,306
General and administrative expenses	1,798,099	1,770,448	3,568,547	(n)	103,500	3,672,047
Depreciation and amortization expense	39,094	479,930	519,024		-	519,024

Total expenses	3,353,660	4,422,217	7,775,877		103,500	7,879,377

Loss from operations	(3,330,061)	(1,104,392)	(4,434,453)		(103,500)	(4,537,953)

Other income and expense:
Terminated offering costs	(736,037)	-	(736,037)		-	(736,037)
Interest income (expense)	(112,777)	-	(112,777)		-	(112,777)
Amortization of the beneficial conversion
feature and deferred debt discount	(1,078,952)	-	(1,078,952)		-	(1,078,952)
Amortization of deferred financing costs	(148,215)	-	(148,215)		-	(148,215)
Other income (expense)	2,500	(91,162)	(88,662)		-	(88,662)

Total other income (expense)	(2,073,481)	(91,162)	(2,164,643)		-	(2,164,643)

Loss before taxes	(5,403,542)	(1,195,554)	(6,599,096)		(103,500)	(6,702,596)
Income tax provision (benefit)	-	(679,897)	(679,897)	(o)	679,897	-

Net loss	$(5,403,542)	$(515,657)	$(5,919,199)		$(783,397)	$(6,702,596)

Basic and diluted net loss per share	$(1.82)					$(2.19)
Basic and diluted weighted average
number of common shares outstanding	2,966,590		2,966,590	(i)	88,563	3,055,153

See notes to unaudited pro forma condensed consolidated financial statements.

DEBT RESOLVE, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION

Pursuant to the Stock Purchase Agreement dated January 19, 2007, Debt Resolve, Inc. (“Debt Resolve” or the “Company”) acquired 100% of the outstanding capital stock of First Performance Corporation (“FPC”). The purchase price totaled $850,000 as follows: 88,563 shares of Debt Resolve’s common stock (valued at $350,000), plus $500,000 in cash. The cash consideration was paid utilizing the working capital of Debt Resolve. The acquisition has been accounted for under the purchase method of accounting in accordance with SFAS No. 141, by which the acquiring company records at its cost the acquired assets less liabilities assumed.

2.	INITIAL PUBLIC OFFERING

On November 6, 2006, the Company completed an initial public offering (“IPO”). The Company sold 2,500,000 shares of common stock at $5.00 per share pursuant to the IPO. After deducting underwriting discounts and expenses and offering-related expenses, the IPO resulted in net proceeds to the Company of $11,182,909. In addition, the Company recognized a charge of $527,128 related to deferred offering costs. The Company also issued to the underwriters an over-allotment option to purchase 375,000 shares of common stock at $4.60 per share, which was not exercised.

From the IPO proceeds, the Company repaid approximately $3,850,000 of the remaining principal of the Company’s outstanding notes and related interest, plus a portion of the remaining principal of the convertible notes and related interest. The remaining portion of the Company’s convertible notes and related interest, totaling approximately $3,175,000, were automatically converted into 986,605 shares of the Company’s common stock. In connection with its IPO, the Company recorded an additional deferred debt discount of $909,883 for the beneficial conversion feature of the June 2006 Private Placement and then the entire debt discount balance of $1,624,041 and the entire deferred financing cost balance of $132,502 was charged off as a result of the repayment and conversion of the notes payable and convertible notes.

The Company also recognized $1,234,200 of expense related to stock options issued at the close of the IPO and $6,828,453 in expense related to the issuance of stock options following the close of the IPO in connection with a licensing agreement with the Company’s co-chairmen.

3.	PRO FORMA ADJUSTMENTS

The following are the details of the total acquisition cost:

Cash paid	$500,000

Market value of common stock issued	350,000
Total acquisition	$850,000

DEBT RESOLVE, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (continued)

The pro forma total cost of acquisition was allocated as follows *:

Current assets	$713,413
Property and equipment	318,238
Intangible asset - trade name	60,000	(10 year amortization	)
Intangible asset - customer relationships	390,000	(4 year amortization	)
Goodwill	786,035
Other assets	49,958
Total assets	2,317,644

Current liabilities	7,784,481
Less: liabilities not assumed	(6,316,837)
Assumed liabilities	1,467,644

Total acquisition allocation	850,000

* The primary fair value adjustments made to FPC’s historical cost balance sheet were to record trade name and customer relationship intangible assets, plus goodwill. For all other assets and liabilities, historical cost approximated fair value. The breakdown of the allocation of the net assets is based on certain estimates and is also subject to adjustment.

•
The trade name has been valued by applying the relief from royalty methodology of the income approach. This methodology assumes that a company would be willing to pay a royalty rate in order to utilize a recognizable trade name. FPC has been in business since 1997. FPC’s trade name is recognized in the receivables management industry. The trade name is being amortized over a ten year estimated life.

•
The customer relationships have been valued utilizing the discounted cash flow methodology of the income approach, which estimates value based on the present value of the future economic benefits. A key step in this process is the determination of the life of the assets, which has been estimated to be four years, based on a historical review of FPC’s customer base.

•
Goodwill represents the excess of the cost of FPC over the net of the amounts assigned to tangible assets, identifiable intangible assets acquired and liabilities assumed. The goodwill is not amortized for book or income tax purposes.

The Company only recently purchased FPC, and accordingly, is still gathering data related to the allocation of the purchase price. As such, the purchase price allocation is subject to change. Changes could include a reallocation of intangible assets which would likely have the effect of increasing or decreasing future amortization expense, since the intangible assets have initially been assigned varied lives ranging from no amortization (for goodwill) to 10 year amortization (for the trade name). Additionally, the lives assigned to the identifiable intangible assets represent management’s best estimates of the time period in which it will continue to receive benefits from these assets. The useful lives may need to be adjusted in the future based upon changes to the expected useful lives of such assets. As a result, future amortization expense could be materially different from the pro forma amortization expense presented herein.

DEBT RESOLVE, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following are the notes explaining pro forma adjustments to the unaudited pro forma consolidated balance sheet as of September 30, 2006 and the unaudited consolidated statements of operations for the year ended December 31, 2005 and the nine months ended September 30, 2006:

(a)
This adjustment reflects the issuance of 2,500,000 shares of common stock at $5.00 per share in connection with Debt Resolve's November 6, 2006 IPO and proceeds of $11,182,909 (common stock of $2,500 and additional paid in capital of $11,180,409), after deduction of underwriter discounts and offering-related expenses.

(b)
This adjustment records $6,828,453 in expense, with a corresponding credit to additional paid in capital, related to the issuance of stock options in connection with a licensing agreement with the Company’s Co-Chairmen recorded at the IPO.

(c)	This adjustment records the remaining deferred debt discount expense and increases the convertible notes and notes payable balance by $1,522,733 and $101,308 at the IPO, respectively.

(d)
This adjustment records an additional $909,883 beneficial conversion feature related to the June 2006 private placement by decreasing the convertible note balance and increasing additional paid in capital at the IPO.

(e)
This adjustment records the respective pay-off and conversion of the convertible notes ($5,376,762), the notes payable, net of deferred discount ($800,000), the notes payable ($300,000) and the related accrued interest payable ($539,295 at September 30, 2006) in exchange for a combination of 986,605 shares of common stock ($987 common stock and $3,173,194 additional paid in capital) and cash ($3,841,876) at the IPO.

(f)
This adjustment records additional deferred offering costs of $255,544 as accounts payable and then charges off the cumulative deferred offering cost balance of $527,128 by reducing additional paid in capital at the IPO.

(g)	This adjustment charges off the remaining $132,502 of deferred financing costs that were associated with the convertible note private placements at the IPO.

(h)	This adjustment records stock-based compensation expense and additional paid in capital of $1,234,200 associated with stock options issued at the IPO.

(i)
This adjustment reflects the acquisition of First Performance by Debt Resolve for purchase consideration of $850,000, including $500,000 of cash and $350,000 of Debt Resolve common stock ($89 of common stock and $349,911 of additional paid in capital), representing 88,563 shares.

(j)	This adjustment reduces the liabilities that were paid from the $209,748 of escrowed purchase consideration, pursuant to the Stock Purchase Agreement.

DEBT RESOLVE, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (continued)

(k)	This adjustment reduces the liabilities that were waived by the former shareholder of $6,107,089 in conjunction with the acquisition.

(l)	This adjustment recognizes the fair value of the acquired intangible assets ($60,000 trade name and $390,000 customer relationships) and establishes the related goodwill ($786,035) asset.

(m)	This adjustment eliminates First Performance's stockholders' equity, including common stock of $10 and an accumulated deficit of $6,702,882.

(n)
This adjustment recognizes a charge of $103,500 ($77,625 for nine months), which represents amortization for the identifiable intangible assets, including $97,500 associated with the 4 year amortization of the customer relationships and $6,000 associated with the 10 year amortization of the trade name.

(o)
This adjustment offsets the income tax provision (benefit) recognized by FPC to record deferred tax assets or establish a related valuation allowance, because as part of Debt Resolve, the deferred tax asset would not have been recognized during the development stage.

4.	WEIGHTED AVERAGE NUMBER OF SHARES

Debt Resolve’s issued and outstanding common shares as of September 30, 2006 do not include the underlying shares exercisable with respect to the issuance of 1,160,598 warrants as of September 30, 2006, exercisable at $0.01 per share. In accordance with SFAS 128 (“Earnings Per Share”), Debt Resolve has given effect to the issuance of these warrants in computing basic net loss per share. Subsequent to September 30, 2006, in connection with the completion of the Company’s IPO, one investor and one of the Company’s underwriters relinquished 36,923 warrants exercisable at $0.01 per share.